SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           Filed by the registrant [X]

                 Filed by a party other than the registrant [ ]

Check the appropriate box:
[ X ] Preliminary proxy statement
[   ] Definitive proxy statement
[   ] Definitive additional materials
[   ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[   ] Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2))

                             Tiger Telematics, Inc.
    ------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transactions applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid: 0

    [ ] Fee paid previously with preliminary materials.

    [ ] Check box if any part of the fee is offset as provided  by Exchange  Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing party:
    (4) Date filed:

                                        Tiger Telematics, Inc.
                                        10201 Centurion Parkway North Ste. 600
                                        Jacksonville, FL 32256
                                        Phone: 904-279-9240

      December 4, 2003

Dear Shareholders:

The Company needs to increase its authorized shares by an additional 250,000,000 to 500,000,000 shares in order to convert debt, fund further product development, raise capital and to pursue acquisitions of technologies and companies as deemed appropriate.

The Special Meeting of Shareholders of Tiger Telematics, Inc., a Deleware corporation (the "Company") will be held at the offices of the company at 10201 Centurion Parkway North Ste. 600, on January 16, 2004, at 11:00 a.m. Eastern Time, to consider and to vote upon a proposal to amend the articles of incorporation of the company to authorize the company to issue up to 500,000,000 common shares of stock thereof.

Only shareholders or record at the close of business on December 5, 2004 are entitled to notice of, and to vote at, the Non Standard shareholder's meeting.

All shareholders are extended a cordial invitation to attend the Special Meeting of Shareholders.

By order of the Board of Directors

 /s/ Michael W. Carrender
----------------------------------
Michael Carrender, CEO
Jacksonville, FL 32256

December 4, 2003

  NOTICE OF NON STANDARD MEETING OF SHAREHOLDERS TO BE HELD ON January 16, 2004

NOTICE IS HEREBY GIVEN, that Non Standard Meeting of Shareholders of Tiger Telematics, Inc, a Deleware corporation, will be held at the Company's offices located at 10201 Centurion Parkway North Ste. 600 Jacksonville, FL 32256 on January 16, 2004 at 11:00 a.m. Eastern Standard time for the following purposes:

(1) To approve the authorized common capital shares of the Company to be increased to 5000,000,000.

The Company has fixed the close of business on December 5, 2003 as the Record Date for the determination of Company shareholders entitled to receive notice of, and to vote at, the Non Standard Meeting and any adjournment thereof.


                                            BY ORDER OF THE BOARD OF DIRECTORS,

                                             /s/ Michael W. Carrender
                                            -------------------------
                                            Michael W. Carrender, CEO
                                            Jacksonville, FL
                                            Date: December 4, 2003

TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING IN PERSON HAVE THE RIGHT TO REVOKE THEIR PROXIES AND VOTE THEIR SHARES IN PERSON, IF THEY SO DESIRE.

                        ----------------------------------

                             Tiger Telematics, Inc.

                                 PROXY STATEMENT

                     FOR THE SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON January 16, 2004


I. INTRODUCTION

The Board of Directors of Tiger Telematics, Inc., a Deleware corporation (the "Company"), is soliciting the accompanying Proxy in connection with its Special Meeting of Shareholders of the Company to be held at 11:00 a.m. Eastern Standard Time on January 16, 2004, at 10201 Centurion Parkway North Ste. 600 Jacksonville, FL, 32256 and any adjournments thereof. The Notice of Special Meeting and Proxy Card were mailed to shareholders on or about December 4, 2003.

II. OUTSTANDING SHARES AND VOTING RIGHTS

The Board of Directors of the Company has fixed the close of business on December 5, 2003, as the record date for the determination of those holders of Common Stock of the Company entitled to receive notice of, and vote at, the Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on the record date, there were 155,000.000 shares of the Company's Common Stock issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company entitled to vote at the Meeting. Each share of Common Stock is entitled to one vote on each matter to be voted on at the meeting. Holders of Common Stock are not entitled to cumulative voting rights. A majority of the shares entitled to vote present in person or represented by proxy at the Special Meeting, is required for approval of each of the Company's proposals.

Shares of Common Stock that are represented by properly executed proxies, unless such proxies have previously been revoked, will be voted in accordance with the instructions indicated in such proxies. If no instructions are indicated, such common shares will be voted "FOR" approval of the proposal and in the discretion of the proxy holders for any other matter that may properly come before the Non Standard Meeting. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum, and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote a particular matter, then in such instance, the shares covered by such "non-vote" proxy shall be deemed to be present at the meeting for purposes of determining a quorum, but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

A shareholder who has given a proxy may revoke it at any time prior to its exercise at the Annual Meeting by filing with the Chief Executive Officer of the Company, Mr. Michael Carrender, at 10201 Centurion Parkway North. Ste. 600 Jacksonvile, FL a written revocation of such proxy, or by executing and delivering a duly- executed proxy bearing a later date, or by simply voting the common shares covered thereby by separate written ballot to be disseminated at the Special Meeting.

In addition to soliciting proxies by mail, officers, directors and employees of the Company, without receiving additional compensation therefor, may solicit proxies personally, or by telephone, telegram or other forms of communication, including wire facsimile. The Company has not retained a proxy solicitation firm, and instead, will use its own best efforts to solicit as many proxies as practicable in the time available before the Non Standard Meeting.

1. PROPOSAL NUMBER ONE - TO INCREASE THE NUMBER OF AUTHORIZED COMMON CAPITAL STOCK OF THE COMPANY TO FIVE HUNDRED MILLION SHARES (500,000,000)

In order for the Company to convert debt, fund further product development, make acquisitions of companies and technologies and acquire capital by the issuance of shares in future, it is necessary for the Company increase its authorized common capital shares to five hundred million (500,000,000) shares.

PROPOSAL NUMBER ONE CALLS FOR APPROVAL OF AUTHORIZED COMMON CAPITAL STOCK OF FIVE HUNDRED MILLION (500,000,000) SHARES. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL NUMBER ONE.



BY ORDER OF THE BOARD OF DIRECTORS,


  /s/ Michael Carrender
 ------------------------
 Michael Carrender, CEO
 Jacksonville, FL
 December 4, 2003